                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             TRANS-LUX CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 20, 1996
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION will be held at the Office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on Thursday, June 20, 1996 at 10:00 A.M. local time for the following purposes:

          1. To elect one (1) director chosen by the holders of Common Stock and two (2) directors chosen by the holders of Class B Stock to serve for a term of three (3) years, in each case until their successors shall be elected and shall have qualified;

          2. To consider and act upon a proposal to amend the 1995 Stock Option Plan by which an additional 50,000 shares of the Corporation's capital stock will be reserved for issuance thereunder;

          3. To consider and act upon a proposal to recommend to the Board of Directors the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the ensuing year; and

          4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on April 22, 1996 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                          ANGELA D. TOPPI
                                          Secretary

Dated: Norwalk, Connecticut
       April 22, 1996

- - --------------------------------------------------------------------------------
Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.
- - --------------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (hereinafter called the "Corporation"), of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Thursday, June 20, 1996, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. It is intended that this Statement and the proxies solicited hereby be mailed to stockholders no later than May 3, 1996. A stockholder who shall sign and return a proxy in the form enclosed with this Statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention: Secretary, or by voting in person at the Meeting. Proxies properly executed and received in time for the Meeting will be voted.

     The close of business on April 22, 1996, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the Meeting. There were outstanding as of the close of business on April 22, 1996 and entitled to notice of, and to vote at the Meeting 949,657 shares of Common Stock and 304,137 shares of Class B Stock. Each outstanding share of Common Stock shall be entitled to one vote on all matters voted on at the Meeting and each outstanding share of Class B Stock is entitled to ten votes on all matters voted on at the Meeting. The holders of Common Stock and Class B Stock vote together on the proposals to adopt the amendment adding additional shares to the 1995 Stock Option Plan and recommend the independent auditors. With respect to the election of directors, the holders of Common Stock have the right to elect 25% of the total number of directors rounded up to the next highest whole number, and holders of Class B Stock elect the balance of the Board. At the 1996 Annual Meeting one (1) director will be elected by the holders of Common Stock and two (2) directors will be elected by the holders of Class B Stock.

     Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of April 15, 1996 (or such other date specified) with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock by (i) each person known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock and/or Common Stock and who is deemed to be such beneficial owner of the Corporation's Class B Stock and Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table; and (iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date.

                                                                      AMOUNT                    PERCENT
                                                                   BENEFICIALLY      PERCENT    OF ALL
      NAME, STATUS & MAILING ADDRESS           TITLE OF CLASS         OWNED          OF CLASS   CLASSES
- - ------------------------------------------  ---------------------  ------------      --------   -------
Richard Brandt............................  Class B Stock             191,357(1)       62.92%    15.26%
Chairman of the Board of Directors &        Common Stock               12,500(1)        1.30%     0.99%
beneficial owner of more than 5% of the     acquirable
Corporation's Class B Stock
110 Richards Avenue
Norwalk, CT 06856-5090
The TCW Group, Inc........................  Common Stock               92,900(2)        9.78%     7.41%
Beneficial owner of more than 5% of the
Corporation's Common Stock
865 South Figueroa Street
Los Angeles, CA 90017
Gabelli Funds, Inc........................  Common Stock              135,952(3)       14.32%    10.84%
Beneficial owner of more than 5% of the     Common Stock               82,677(3)        8.01%     6.19%
Corporation's Common Stock                  acquirable
One Corporate Center
Rye, NY 10580-1434
Ryback Management Corporation.............  Common Stock              135,354(4)       12.47%     9.74%
Lindner Dividend Fund                       acquirable
Beneficial owner of more than 5% of the
Corporation's Common Stock
7711 Carondelet Avenue
Box 16900
St. Louis, MO 63105
Jean Firstenberg..........................  Common Stock                  920(5)            *         *
Director                                    and Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090
Allan Fromme..............................  Class B Stock               2,013               *         *
Director                                    Common Stock                  400(6)            *         *
110 Richards Avenue
Norwalk, CT 06856-5090
Robert Greenes............................  Common Stock                2,556               *         *
Director
110 Richards Avenue
Norwalk, CT 06856-5090
Victor Liss...............................  Class B Stock               9,728           3.20%         *
Director, Vice Chairman, President          Common Stock               29,033(7)        2.97%     2.26%
and Chief Executive Officer                 and Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090

                                                                      AMOUNT                    PERCENT
                                                                   BENEFICIALLY      PERCENT    OF ALL
      NAME, STATUS & MAILING ADDRESS           TITLE OF CLASS         OWNED          OF CLASS   CLASSES
- - ------------------------------------------  ---------------------  ------------      --------   -------
Howard S. Modlin..........................  Class B Stock               2,812(8)            *         *
Director                                    Common Stock                1,000(8)            *         *
445 Park Avenue                             acquirable
New York, NY 10022
Steven Baruch.............................  Common Stock and              600(9)            *         *
Director                                    Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090
Matthew Brandt............................  Class B Stock              21,700           7.13%     1.73%
Director                                    Common Stock                1,000(10)           *         *
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090
Thomas Brandt.............................  Class B Stock              21,700           7.13%     1.73%
Director                                    Common Stock                1,000(11)           *         *
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090
Gene Jankowski............................  Common Stock                2,500(12)           *         *
Director                                    and Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090
Michael R. Mulcahy........................  Common Stock                6,616(13)           *         *
Executive Vice President                    and Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090
Karl P. Hirschauer........................  Common Stock                2,629(14)           *         *
Senior Vice President                       and Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090
All directors and executive officers as a   Class B Stock             249,310(15)      81.97%    19.88%
  group (14 persons)......................  Common Stock               67,027(15)       6.59%     5.07%
                                            and Common Stock
                                            acquirable

- - ---------------
 (1) The amount includes 12,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996. It does not include 4,232 shares of Class B Stock owned by Mrs. Brandt.

 (2) Based on Schedule 13G, Amendment No. 1, dated February 16, 1996 filed by such parent holding company and Robert Day who is deemed to control The TCW Group, Inc. and also deemed a parent holding company, The TCW Group, Inc. has sole voting power and sole dispositive power over all such 92,900 shares.

 (3) Based on Schedule 13D, Amendment No. 16, dated November 10, 1995, this amount includes 82,677 shares of Common Stock acquirable upon conversion of $1,050,000 principal amount of the Corporation's 9% Convertible Subordinated Debentures due 2005 (the "9% Debentures"). All securities are held as agent for the account of various investment company fund accounts managed by the reporting persons. Except under certain conditions, Gabelli Funds, Inc., Gamco Investors, Inc. and Gabelli International Limited, respectively, have sole voting power and sole dispositive power over 168,186, 48,543 and 1,900 shares of Common Stock or a maximum aggregate 218,629 shares of Common Stock if the 9% Debentures were converted into Common Stock.

 (4) Based on Schedule 13G, Amendment No. 2, dated January 25, 1996 filed by Ryback Management Corporation, a registered investment adviser, this amount includes 135,354 shares of Common Stock acquirable upon conversion of $1,719,000 principal amount of the 9% Debentures held by the Lindner

     Dividend Fund, a separate series of the Lindner Investment Series Trust, a registered investment company. Such investment adviser has sole voting power and sole dispositive power over the maximum 135,354 shares of Common Stock if the 9% Debentures were converted into Common Stock.

 (5) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

 (6) Dr. Fromme is Mr. Richard Brandt's brother-in-law. The amount does not include 3,937 shares of Common Stock acquirable upon conversion of $50,000 principal amount of the 9% Debentures owned by Mrs. Fromme.

 (7) The amount includes 28,000 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

 (8) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996. It does not include 3,460 shares of Class B Stock owned by Mr. Modlin's immediate family.

 (9) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

(10) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

(11) The amount includes 1,000 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

(12) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

(13) The amount includes 4,000 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

(14) The amount includes 2,000 shares of Common Stock acquirable upon exercise of stock options in the 60 days following April 15, 1996.

(15) The amount includes 55,000 shares of Common Stock which members of the group have the right to acquire by exercise of stock options (including director stock options) in the 60 days following April 15, 1996; it does not include an aggregate 7,692 shares of Class B Stock or 2.53% set forth in footnotes 1 and 8 above or 3,937 shares of Common Stock acquirable upon conversion of the 9% Debentures set forth in footnote 6 above.

  *  Less than 1%

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Two (2) Class B Stock directors and one (1) Common Stock director are to be elected at the June 20, 1996 Annual Meeting for a three (3) year term, in each case until their successors have been elected and qualified. Messrs. Matthew Brandt and Howard S. Modlin, Class B Stock designees nominated for election as directors for a three
(3) year term, were respectively elected a director of the Corporation at the 1994 and 1993 Annual Meetings of Stockholders; Mr. Robert Greenes, the nominee as Common Stock director for a three (3) year term, was elected a director of the Corporation at the 1993 Annual Meeting of Stockholders.

     Set forth opposite the name of the nominees and each director is their principal occupation for the past five years, age, the name and principal business of any corporation or other organization in which such employment is carried on, certain other directorships held, the year first elected as a director and the year in which the term of office for which they are a nominee or the term of office of such person will expire.

                                                                                   FIRST
                                                                                   BECAME     TERM
         NAME              PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE      DIRECTOR   EXPIRES
- - ----------------------  --------------------------------------------------------  --------   -------
NOMINEES -- THREE-YEAR TERM
  CLASS B DIRECTORS
Matthew Brandt........  Vice President of Trans-Lux Corporation and Senior Vice     1994       1999
                        President of its Entertainment Subsidiaries since 1991;
                        prior thereto Vice President since 1990 of its
                        Entertainment Subsidiaries; Director of the National
                        Association of Theatre Owners; 32
Howard S. Modlin......  Attorney and member of the firm Weisman Celler Spett &      1975       1999
                        Modlin, P.C.; Director of Fedders Corporation and
                        General DataComm Industries, Inc.; 64
COMMON STOCK DIRECTOR
Robert Greenes........  Vice Chairman of the Executive Committee of Trans-Lux       1971       1999
                        Corporation; President of Petroconsult, Inc.; President
                        of East Coast Energy Council; formerly President and
                        Chief Executive Officer of Public Fuel Service Inc. and
                        all of its subsidiaries; 75
DIRECTORS -- TWO-YEAR REMAINING TERM
  CLASS B DIRECTORS
Richard Brandt........  Chairman of the Board, formerly President and Chief         1954       1998
                        Executive Officer of Trans-Lux Corporation; Director of
                        Presidential Realty Corporation; Vice Chairman and
                        Trustee of The College of Santa Fe; Chairman Emeritus
                        and Trustee of the American Film Institute; Trustee of
                        American Theatre Wing; 68
Jean Firstenberg......  Director of the American Film Institute since 1980;         1989       1998
                        Trustee of Boston University; 60
Victor Liss...........  Vice Chairman of the Board, President, and Chief            1988       1998
                        Executive Officer, formerly Co-Chief Executive Officer,
                        Executive Vice President, Chief Financial Officer and
                        Secretary of Trans-Lux Corporation; Director of Blue
                        Cross & Blue Shield of Connecticut, Inc. and First Union
                        Bank of Connecticut; Trustee of Norwalk Hospital and
                        Norwalk Community Technical College Foundation, Inc.; 59

                                                                                   FIRST
                                                                                   BECAME     TERM
         NAME              PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE      DIRECTOR   EXPIRES
- - ----------------------  --------------------------------------------------------  --------   -------
COMMON STOCK DIRECTOR
Gene Jankowski........  Chairman of Jankowski Communications System, Inc. since     1994       1998
                        1990; formerly President and Chairman of the CBS
                        Broadcast Group; Adjunct Professor Telecommunications
                        for Michigan State University; Chairman Emeritus of the
                        American Film Institute; Director of The Advertising
                        Educational Foundation and the Silvermine Art Center;
                        and advisor to the World Press Freedom Foundation; 61
DIRECTORS -- ONE-YEAR REMAINING TERM
  CLASS B DIRECTORS
Thomas Brandt.........  Vice President of Trans-Lux Corporation and Senior Vice     1994       1997
                        President of its Entertainment Subsidiaries since 1991;
                        prior thereto Vice President since 1990 of its
                        Entertainment Subsidiaries; 32
Allan Fromme..........  Psychologist, Author, Consultant and Chairman of the        1958       1997
                        Executive Committee of Trans-Lux Corporation; 80
COMMON STOCK DIRECTOR
Steven Baruch.........  Executive Vice President of Presidential Realty             1994       1997
                        Corporation; producer of various theatrical productions
                        among them Driving Miss Daisy, Angels in America, Love
                        Letters and the Broadway revivals of Damn Yankees,
                        Smokey Joe's Cafe and A Funny Thing Happened on the Way
                        To The Forum; 57

            EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table sets forth the compensation paid or awarded for the fiscal years ended December 31, 1995, 1994 and 1993 to the Corporation's five most highly compensated executive officers and the Chairman of the Board whose compensation exceeded $100,000 for the fiscal year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION           LONG TERM
                                          --------------------------------   COMPENSATION
                                                                 OTHER       ------------    ALL OTHER
                                                                 ANNUAL        OPTIONS      COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR   SALARY($) BONUS($)  COMPENSATION    GRANTED(#)       ($)(1)
- - ---------------------------------  ----   -------   -------   ------------   ------------   ------------
Richard Brandt, Chairman of......  1995        --    78,618      368,146            --          57,549
the Board, former Chief and        1994        --    73,491      363,380            --         116,535
Co-Chief Executive Officer(2)      1993        --    57,694      349,242        12,500          96,615
Victor Liss, Chief Executive.....  1995   228,037   106,230           --         5,000           1,888
Officer, President and Vice        1994   196,915   133,753           --        10,000           1,888
Chairman                           1993   168,244    67,694           --        10,000           1,958
Michael R. Mulcahy, Executive....  1995   166,593    21,458           --         1,500              --
Vice President, former             1994   130,261    28,124           --         3,500              --
Senior Vice President and Vice     1993   129,689        --           --           500              --
President of Sales
Karl P. Hirschauer...............  1995    98,654     5,000           --         1,000              --
Senior Vice President,             1994    91,212     6,719           --         1,000              --
former Vice President of           1993    91,859        --           --           500              --
  Engineering

- - ---------------
(1) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts. The amounts reflected for Mr. Liss are payments by the Corporation for split dollar life insurance premiums.

(2) The Chairman is not an executive officer under the Corporation's by-laws and the bonuses and other annual compensation constitute consulting fees and other payments under his consulting agreement with the Corporation.

COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for Mr. Victor Liss, the Chief Executive Officer, and other executive officers are considered by the Corporation's Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officer and all other executive officers, the Compensation Committee considers management's recommendation based upon past salary levels, contractual obligations where applicable, experience, capability, duties, normal salary increase levels in past years, and the Corporation's and respective individual's performance during the last fiscal year. The Chief Executive Officer's compensation is based upon the above factors and includes profit participation and bonuses as described in the section on Employment and Consultant Agreements. Mr. Liss' responsibilities were increased in September 1993 when the then President resigned. His contract was amended in 1994 to increase his salary by $15,000 for each year through 1997, increase the profit participation from 3/4% in 1994, 7/8% in 1995 and 1996 and 1% in 1997 to 1 1/2% in each such year and increase the bonus formula to a percentage of earnings and not fixed amounts at each progressive level plus a one time bonus of $15,000 in 1994.

RETIREMENT PLAN AND SUPPLEMENTAL RETIREMENT BENEFITS

     There was a cash contribution of $98,816 for the group to the Corporation's retirement plan for 1995. The amounts set forth for All Other Compensation include $96,615, $116,535 and $57,549 paid to Mr. Richard Brandt for tax equalization payments in 1993, 1994 and 1995, respectively, under his consulting agreement primarily resulting from limitations placed on the Plan by the Internal Revenue Code. Under the supplemental retirement arrangement with Mr. Liss, $15,000, $95,475 and $43,723 was accrued but not paid in 1993, 1994 and 1995, respectively.

     The Corporation's retirement plan covers all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Corporation is a party. The following table presents estimated retirement benefits payable at normal retirement date, which normally is age 65. The amounts shown include estimated Social Security benefits which would be deducted in calculating benefits payable under such Plan.

                                                      ESTIMATED ANNUAL RETIREMENT BENEFITS
                                                        BASED ON CREDITED SERVICE YEARS
 FINAL AVERAGE SALARY FOR HIGHEST FIVE OF     ----------------------------------------------------
    THE TEN YEARS PRECEDING RETIREMENT          10         20         30         35          40
- - ------------------------------------------    ------     ------     ------     -------     -------
$100,000..................................    15,000     30,000     45,000      52,500      60,000
 125,000..................................    18,750     37,500     56,250      65,625      75,000
 150,000..................................    22,500     45,000     67,500      78,750      90,000
 200,000**................................    30,000     60,000     90,000     105,000     120,000*

     As of January 1, 1996, Messrs. Victor Liss, Michael R. Mulcahy and Karl P. Hirschauer had 27, 28 and 16 years of credited service, respectively.
- - ---------------

 * Maximum legislated annual benefits payable from qualified pension plan.

** $235,840 is the legislated annual cap on compensation for 1993 and $150,000 is the limit for subsequent years.

TAX CREDIT EMPLOYEE STOCK OWNERSHIP PLAN ("TRASOP")

     In 1980 the Board adopted, as of January 1, 1980, a TRASOP, which was amended to conform to the provisions of the Internal Revenue Code, under which the Corporation contributed an amount equivalent to 0.5% of the payroll of eligible participants to a Trustee for the purchase of Common Stock of the Corporation. No contributions are required of participating employees. Due to an offsetting tax credit permitted through 1986, there was no cost to the Corporation. No contribution was made to the TRASOP for the years 1987 through 1994 and the TRASOP terminated in December 1994 and stock or cash was distributed. Eligibility for such plan was based on three years continuous employment and account distributions were made in the Corporation's Common Stock or Class B Stock or cash upon termination of employment, termination of the plan, death, total disability or 84 months after the month in which shares were allocated.

CERTAIN TRANSACTIONS

     During the year 1995, $265,000 in fees for legal services rendered were paid by the Corporation to the law firm of which Mr. Howard S. Modlin is a partner.

EMPLOYMENT AND CONSULTANT AGREEMENTS

     The Corporation has a consulting agreement with Mr. Richard Brandt effective December 31, 1992, when he retired, providing consultation fees at the annual rate of $240,000 during the term expiring December 31, 2002. In addition, Mr. Brandt is entitled to additional consulting fees per annum of $90,000 for five years (subject to extension by Mr. Brandt) if Mr. Brandt performs a minimum of 35 hours per month. Such rates are subject to CPI adjustments commencing January 1, 1994 and such increases effective January 1, 1994 and 1995 were 2.7% in each year and 2.5% in 1996. Mr. Brandt has 12,500 non-incentive stock options granted on January 1, 1993 at $7.50 per share and he has waived 2,500 stock options under the Non-Employee Director Stock Option Plan. In addition, Mr. Brandt is entitled to receive as a profit participation for each year during the term of the agreement an amount equal to 3/4 of 1% of the Corporation's pre-tax consolidated earnings for each fiscal year during the term thereof. The Board of Directors of the Corporation, upon the recommendation of the Compensation Committee, shall grant Mr. Brandt a bonus for each year during the term as follows: $5,000 if the Corporation's pre-tax consolidated earnings meet or exceed $250,000; $10,000 if earnings meet or exceed $500,000; $15,000 if earnings meet or exceed $750,000; $20,000 if earnings meet or exceed $1,000,000; $31,250 if earnings meet or exceed $1,250,000; $37,500 if earnings meet or exceed $1,500,000; $43,750 if earnings meet or exceed $1,750,000; $50,000 if earnings meet or exceed $2,000,000; and over $2,000,000, $50,000 plus 2 1/2% of each full increment of $250,000 over $2,000,000, up to a maximum of $125,000. Such pre-tax consolidated earnings shall not include any defined extraordinary or unusual items of gain or loss (such gains and losses are not offset for this purpose) as determined by generally accepted accounting principles to the extent such item exceeds 20% of net book value. The Board of Directors may, in any event, even if the breakpoint for any year is not achieved, grant Mr. Brandt the aforesaid bonus or a portion thereof for such year. The agreement further provides that if Mr. Brandt is unable to perform by reason of his disability, then the Corporation will continue to pay to Mr. Brandt the fees he was receiving at the time of the occurrence of such disability, plus the profit participation and bonus he would have received if such disability had not occurred. In the event Mr. Brandt dies, the Corporation shall pay his widow and children the consulting fees payable to him for the balance of the term. In accordance with the terms of the consulting agreement, the Corporation has purchased a life insurance policy on the life of Mr. Brandt, in the face amount of $250,000. During 1995 the Corporation agreed to loan on an annual basis a substantial portion of the $29,765 annual premium of split dollar second to die life insurance policies on the lives of Mr. Brandt and his wife in the amount of $1,500,000. The loan is secured by the proceeds of such policy and $28,701 was loaned during July 1995. During the term of the agreement, the Corporation agreed to use its best efforts to the end that Mr. Brandt continues to be elected Chairman of the Board and a director of the Corporation and a member of its Executive Committee. A failure to elect Mr. Brandt to such positions shall, upon Mr. Brandt's option, constitute a material breach of the agreement and entitle him to receive the annual fees and additional fees for the remaining term in one lump sum payment within ten (10) days of his notice, plus the other bonus and profit participation amounts at the times provided for in the agreement.

     The Corporation has an employment agreement with Mr. Victor Liss for a term expiring December 31, 1997, which provides for compensation at the annual rate of $195,000 for 1995, $205,000 for 1996 and $215,000 for 1997. As part of the agreement, Mr. Liss was granted an incentive stock option on January 1, 1993 to purchase 10,000 shares of Common Stock at $7.5625 per share. Mr. Liss is entitled to receive as a profit participation 1 1/2% of the Corporation's pre-tax consolidated earnings for the fiscal years 1995, 1996 and 1997. The Board of Directors, upon the recommendation of the Compensation Committee, shall grant Mr. Liss a bonus for 1995 through 1997 of 2% of pre-tax consolidated earnings if earnings are $250,000 up to $1,000,000 and 2 1/2% of total if over $1,000,000 with a maximum of $125,000 for any year. In addition to the aforesaid bonus, Mr. Liss is entitled to receive an additional bonus of $10,000 if pre-tax consolidated earnings for 1996 and/or 1997 exceed $1,000,000, and if such pre-tax consolidated earnings exceed $2,000,000, a bonus of $25,000 in lieu of the $10,000 bonus. Such pre-tax consolidated earnings shall not include any defined extraordinary or unusual items of gain or loss (such gains and losses are not offset for this purpose) as determined by generally accepted accounting principles to the extent such item exceeds 20% of net book value. The agreement further provides that if Mr. Liss is disabled, the Corporation will pay to him 50% of the salary he is entitled to receive for the duration of the disability during the term but in no event less than twenty-four (24) months. In the event Mr. Liss dies during the term of said agreement, the Corporation shall pay to his widow death benefits in an amount equal to 50% of his then annual salary plus 50% of profit participation and bonus for the immediate preceding fiscal year, but in no event less than twenty-four (24) nor more than forty-two (42) months' salary. The Corporation has purchased a life insurance policy in the amount of $75,000 in favor of Mr. Liss' beneficiary and will reimburse him for the cost of an additional $175,000 of life insurance and the cost of $5,000 monthly long-term disability insurance coverage plus paid the one time cost of up to $5,000 for personal tax planning. During the period January 1, 1996 through June 30, 1996, Mr. Liss may request the Corporation to renegotiate the agreement for 1997 and in accordance with such provision of the agreement, Mr. Liss has requested such renegotiation. If no new terms are agreed on, Mr. Liss has the right to cancel the agreement effective as of January 1, 1997 by giving notice on or before August 1, 1996 and if he is not elected co-chief executive officer or chief executive officer and a member of the Board and Executive Committee, he may cancel the agreement on 120 days notice.

     The Corporation has an employment agreement with Mr. Michael R. Mulcahy for a term expiring May 31, 1998, as amended in 1995, which provides for compensation at the annual rate of $135,000 during the period June 1, 1995 through May 31, 1996, $145,000 during the period June 1, 1996 through May 31, 1997 and $155,000 during the period June 1, 1997 through May 31, 1998. The agreement also provides for sales override commissions not to exceed $50,000 for calendar year 1995, $55,000 for calendar year 1996, $60,000 for calendar year 1997, and $25,000 for January 1 through May 31, 1998 plus an additional bonus based on a formula if bonus sales goals are exceeded, not to be paid on amounts which exceed twice the mutually agreed goal. The Board of Directors of the Corporation, upon the recommendation of the Compensation Committee shall grant Mr. Mulcahy a bonus for each year during the term if the Corporation's pre-tax consolidated earnings meet or exceed $250,000 and each $125,000 incremental level up to $3,000,000, not to exceed $30,000 for 1995, 1996 and 1997 and
$12,500 for 1998. Such pre-tax consolidated earnings shall not include any defined extraordinary or unusual items of gain or loss (such gains and losses are not offset for this purpose) as determined by generally accepted accounting principles to the extent such item exceeds 20% of net book value. In the event Mr. Mulcahy is disabled, the Corporation will pay him 35% of the salary he is entitled to receive for the duration of the disability during the term of said agreement or 18 months, whichever is greater. In the event Mr. Mulcahy dies during the term of said agreement the Corporation shall pay to his widow death benefits in an amount equal to 40% of his then annual salary for 18 months. The agreement also provides for severance pay if Mr. Mulcahy leaves the employ of the Corporation at the end of any term (unless discharged for cause) at the rate of 50% of his then annual salary for eighteen (18) months. The Corporation has purchased a separate life insurance policy in the amount of $75,000 in favor of Mr. Mulcahy's beneficiary and paid him a one time performance bonus of $10,000 following execution of the agreement in 1994.

     The Corporation has an employment agreement with Mr. Karl P. Hirschauer for a term expiring December 31, 1996, which provides for compensation at the annual rate of $100,000 during 1996. The Board of Directors of the Corporation, upon the recommendation of the Compensation Committee shall grant Mr. Hirschauer a bonus for 1996 if the Corporation's pre-tax consolidated earnings meet or exceed $250,000 and each $125,000 incremental level up to $11,000,000, not to exceed $20,000. Such pre-tax consolidated earnings shall not include any defined extraordinary or unusual items of gain or loss (such gains and losses are not offset for this purpose) as determined by generally accepted accounting principles to the extent such item exceeds 20% of net book value. In the event Mr. Hirschauer is disabled, the Corporation will pay him 35% of the salary he is entitled to receive for the duration of the disability during the term of said agreement. In the event Mr. Hirschauer dies during the term of said agreement the Corporation shall pay to his widow death benefits in an amount equal to 35% of his then annual salary for 18 months or the balance of the term, whichever is less.

     Messrs. Matthew Brandt and Thomas Brandt, directors, Vice Presidents of the Corporation and sons of Mr. Richard Brandt and nephews of Dr. Allan Fromme, are each employed by the Corporation at an annual rate of compensation of $82,500 plus a bonus of 1/4 of 1% of the Corporation's pre-tax consolidated earnings.

LOANS

     During 1989, 1990, 1991, 1994 and 1995 Trans-Lux Investment Corporation loaned $46,795 in each year and $9,615 in 1992 for an aggregate of $243,590, plus accrued interest, which is presently outstanding, to Dr. Allan Fromme, Chairman of the Executive Committee, to pay for premiums on a life insurance policy on his life. The Corporation has received an assignment of the policy as collateral for such loan which had an interest rate adjusted periodically from 5.15% to 5.75% during 1995 based on the bank 90-day certificate of deposit rate and agreed to loan an additional $46,795 to pay the annual premium for 1996.

STOCK OPTION PLAN AND STOCK OPTIONS

     The Corporation has two incentive stock option plans adopted by the stockholders in 1992 and 1995 and a proposal to add additional shares to the 1995 Plan to be considered at the Annual Meeting which plans provide for the grant of incentive stock options at fair market value or 110% of fair market value on date of grant to employees. Options outstanding are exercisable during the period one year to ten years after date of grant and while the holder is in the employ of the Corporation. The following tables set forth information as to certain executive officers and the Chairman of the Board of the Corporation with respect to value realized on exercise of options, stock options granted pursuant to the existing plans during 1995, the potential gain that could be realized if the fair market value of the Corporation's Common Stock were to appreciate at a 5% or 10% annual rate over the ten (10) year period of the option term and fiscal year end option values.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                   ---------------------------------------------------
                                                    % OF
                                                   TOTAL                                      POTENTIAL
                                                  OPTIONS                                 REALIZABLE VALUE
                                                 GRANTED TO    EXERCISE                      AT ASSUMED
                                                 EMPLOYEES      OR BASE                    ANNUAL RATES OF
                                    OPTIONS      IN FISCAL     PRICE ($)    EXPIRATION       STOCK PRICE
              NAME                 GRANTED(#)       YEAR       PER SHARE       DATE       APPRECIATION FOR
- - --------------------------------   ----------    ----------    ---------    ----------       OPTION TERM
                                                                                          -----------------
                                                                                          5% ($)
                                                                                          ------
                                                                                                    10% ($)
                                                                                                    -------
Victor Liss.....................      5,000         18.4%        8.125        07/26/05    26,000    65,000
Michael R. Mulcahy..............      1,500          5.5%        8.125        07/26/05     8,000    19,000
Karl P. Hirschauer..............      1,000          3.7%        8.125        07/26/05     5,000    13,000

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR ("FY") END OPTION VALUES

                                                                                           VALUE OF
                                                                       NUMBER OF         UNEXERCISED
                                                                      UNEXERCISED        IN-THE-MONEY
                                           OPTION EXERCISES           OPTIONS AT          OPTIONS AT
                                      --------------------------      FY-END (#)          FY-END ($)
                                        SHARES
                                      ACQUIRED ON       VALUE        EXERCISABLE/        EXERCISABLE/
                NAME                  EXERCISE(#)     REALIZED($)    UNEXERCISABLE     UNEXERCISABLE(1)
- - ------------------------------------- -----------     ----------     -------------     ----------------
Richard Brandt.......................        --               --     12,500/ --            6,250/--
Victor Liss..........................        --               --     28,000/5,000         17,875/--
Michael R. Mulcahy...................     2,000            2,063     4,000/1,500              --/--
Karl P. Hirschauer...................        --               --     2,000/1,000             844/--

- - ---------------
(1) Market value of underlying securities at FY-End, minus the exercise price.

                     FIVE YEAR CORPORATE PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over the five fiscal years ended December 31, 1995 with the total return on the American Stock Exchange Market Value Index ("AMEX MKT") and The American Stock Exchange New England Regional Index ("AMEX NE"). The stockholder return shown on the graph as "TLX" is not intended to be indicative of future performance of the Corporation's Common Stock.

      Measurement Period
    (Fiscal Year Covered)          AMEX MKT         AMEX NE           TLX
1990                                       100             100             100
1991                                       128             134             111
1992                                       130             151             174
1993                                       155             152             209
1994                                       141             169             209
1995                                       178             233             186

*  Cumulative total return assumes reinvestment of dividends.

** Peer group consists of the AMEX NE. Assumes $100 investment at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TLX Common Stock, AMEX MKT and AMEX NE.

                PROPOSED AMENDMENT TO THE 1995 STOCK OPTION PLAN

     The 1995 Stock Option Plan ("1995 Plan") was adopted by the stockholders at the 1995 Annual Meeting of Stockholders. It is intended to provide an incentive to key employees, including officers and directors who are employees of the Corporation and its subsidiaries, and to offer an inducement in obtaining the services of key personnel. The 1995 Plan is in addition to the Corporation's existing 1992 Stock Option Plan. At the 1996 Annual Meeting it is intended that an additional 50,000 shares be authorized for grant under the 1995 Plan.

     Options granted under the 1995 Plan may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986 ("Code") as amended or non-statutory options. The 1995 Plan is not qualified under
Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974.

SUMMARY OF THE PLAN

     The basic provisions of the 1995 Plan are as follows:

     1. Fifty thousand (50,000) shares of the Common Stock, $1.00 par value, and/or Class A Stock, $1.00 par value, if a certificate of amendment to the Certificate of Incorporation is filed creating Class A Stock of the Corporation authorized at the 1995 Annual Meeting of Stockholders, are authorized for issuance under the Plan, which number of shares is subject to adjustment by reason of certain specified changes in the capitalization of the Corporation. An additional 50,000 shares will be available if the stockholders approve this proposal. Of such 100,000 total as of April 15, 1996, 23,800 options have been granted and are outstanding and 76,200 options remain available for grant, including the additional 50,000 subject to stockholder approval.

     2. The 1995 Plan is administered by the Compensation Committee of the Board of Directors which reports to the Board of Directors with respect to the names of employees to be granted stock options, the number of shares covered by each option, the applicable option prices, the type of option and class of stock subject to the option. Options granted to persons who are not subject to Section 16 of the Securities Exchange Act of 1934 shall be adopted by resolution of the Board of Directors and options granted to persons subject to Section 16 shall be adopted by resolution of the Compensation Committee.

     3. The granting of an option under the 1995 Plan takes place whenever the Board of Directors or the Compensation Committee, as the case may be, by resolution makes such grant, designates the person for the receipt of the option and such option is evidenced by an appropriate Stock Option Contract executed by the Corporation and the employee.

     4. The 1995 Plan terminates on March 9, 2005, and no option shall be granted under the 1995 Plan after that date.

     5. The option price at which non-statutory stock options may be granted shall be the fair market value of the Common Stock and/or Class A Stock on the date the option is granted or such greater or lesser price as determined by the Compensation Committee, as the case may be. The option price at which incentive stock options may be granted shall not be less than the fair market value of the Common Stock and/or Class A Stock on the date the option is granted, except that if the optionee owns more than 10% of the total combined voting power of the Corporation on the date of grant, the exercise price of such option shall be not less than 110% of the market price for said shares on the date of grant.

     6. The maximum term of each non-statutory stock option shall be for a period not exceeding ten (10) years from the date of grant thereof and the term of each incentive stock option shall likewise be for a period not exceeding ten
(10) years from the date of grant thereof (but only five (5) years if the optionee owns more than 10% of the voting power).

     7. Except in limited situations as expressly provided in the 1995 Plan, no option granted under the 1995 Plan may be exercised during the life of the optionee, unless the optionee remains in the continuous employ of the Corporation or one of its subsidiaries from the date of grant to the date of exercise. The option shall be exercisable in whole or in part, from time to time, during the term thereof, as may be determined by the Compensation Committee and stated in the option, provided, however, that unless otherwise permitted by the Compensation Committee, no option may be exercised prior to the first anniversary of the date of grant of such option.

     8. Payment for shares purchased will be made in full in cash or by the surrender of shares of Common Stock or Class A Stock, as the case may be, of the Corporation valued at the market price for such shares at the time of exercise of the option under the 1995 Plan.

     9. If an optionee holds more than one (1) incentive or non-statutory stock option under the 1995 Plan or 1992 Plan the options may be exercised by the optionee in any order.

FEDERAL INCOME TAX CONSEQUENCES

  Tax Aspects -- Non-Statutory Stock Options

     Messrs. Weisman Celler Spett & Modlin, P.C., the Corporation's legal counsel, have advised that under existing Treasury regulations, with respect to non-statutory stock options, (i) an optionee will not realize taxable income upon the grant of an option; (ii) the difference between the option price and the fair market value of the shares on the date of exercise is taxable as ordinary income to the optionee at the time of exercise and is allowable to the Corporation, as an income tax deduction; (iii) the ordinary income to the optionee will be treated as compensation to the optionee which is subject to income tax withholding by the Corporation; (iv) the optionee will take a basis in the shares for tax purposes equal to the sum of the option price plus the amount of his or her ordinary income; and (v) any gain or loss on a subsequent sale of the shares, which will equal the difference between the sales proceeds and the optionee's tax basis in the shares, will be capital gain or loss at the time of sale.

  Tax Aspects -- Incentive Stock Options

     The Corporation has also been advised by such legal counsel that the Federal income tax consequences of incentive stock options under present law are generally as follows: if an option is an incentive stock option, the optionee will recognize no income upon grant or exercise (except for purposes of computing alternative minimum tax described below) of the incentive stock option and as such, the Corporation will not be allowed a deduction for Federal tax purposes as it would in the case of the exercise of a non-statutory stock option. Upon the sale of the shares by the optionee (assuming that the sale occurs no sooner than two (2) years after grant of the option and one (1) year after exercise of the option), any gain will be capital gain to the optionee.

     In order for an option to qualify as an incentive stock option, (i) the option must be granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options; (ii) such option is granted within ten
(10) years from the date such plan is adopted, or the date such plan is approved by the stockholders, whichever is earlier; (iii) the option must be exercised while the optionee is an employee of the Corporation or a subsidiary of the Corporation, or no more than three months after the optionee's employment ceases (twelve (12) months in the case of termination following the optionee's total disability); (iv) the option may not by its terms be exercisable after the expiration of ten (10) years from the date it is granted; (v) the option price must not be less than the fair market value of the stock at the time such option is granted; (vi) the option plan must be approved by the stockholders within twelve (12) months after the date such plan is adopted; (vii) the option by its terms is non-transferable other than upon death of the optionee and is exercisable only by the optionee during his or her lifetime; (viii) if the optionee owns more than 10% of the voting power of all classes of the Corporation's stock at the time the option is granted, the option price must be at least 110% of the fair market value on the date of grant and the option may not be exercised after five (5) years from the date of grant; and (ix) under the terms of the Plan, the aggregate fair market value, determined at time of grant, of stock for which an employee may exercise incentive stock options for the first time in any calendar year under all plans cannot exceed $100,000.

     For purposes of computing alternative minimum tax the spread between the fair market value of the stock on the exercise date and the option price is added to taxable income as an adjustment in computing alternative minimum tax, and the basis of the acquired stock is fair market value on the date of exercise.

     The selection of officers, executives and employees who will be granted options, and the number of shares to be offered shall be made by the Compensation Committee. However, it is presently expected that approximately 40 such persons of whom 7 are executive officers, and/or employee directors, will be eligible for consideration by the Compensation Committee. The shares will be held by the optionee for investment unless the Corporation registers the shares covered by the 1995 Plan under the Securities Act of 1933.

     The preceding summary of certain provisions of the 1995 Stock Option Plan as proposed to be amended is qualified in its entirety by reference to the complete text of the 1995 Plan which is set forth as Exhibit A of this Proxy Statement.

     The affirmative vote of a majority of all of the Common and Class B shares entitled to vote as a single class is required to approve the amendment to the 1995 Plan authorizing an additional 50,000 shares for issuance thereunder. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 1995 PLAN. IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED FOR SUCH AMENDMENT UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

                       SELECTION OF INDEPENDENT AUDITORS

     The auditors recommended to be retained by the Board of Directors, Deloitte & Touche LLP, have advised the Corporation that they have no direct financial interest or any material indirect financial interest in the Corporation, nor did they have any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Such auditors were first retained in 1987 as auditors for the Corporation's 1987 fiscal year.

     Representatives of such auditors are expected to be at the Meeting of the stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such representatives. The affirmative vote of a majority of the total votes cast at the Meeting by the holders of Common Stock and Class B Stock combined is required to approve the proposal to recommend the independent auditors.

           MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During 1995, the Board of Directors had five (5) meetings. All directors attended 75% or more of such meetings and of committees of which they were members. Non-employee directors receive an annual fee of $3,500 and, effective January 1, 1996, $950 for each meeting of the Board attended, while employee directors receive an annual fee of $2,200 and effective January 1, 1996, $450 for each meeting attended.

     The members of the Executive Committee of the Board of Directors are Messrs. Allan Fromme, Chairman, Richard Brandt, Robert Greenes, Victor Liss and Howard S. Modlin. The Executive Committee is authorized to exercise the powers of the Board of Directors during the intervals between the meetings of the Board and is from time to time delegated certain authorizations by the Board in matters pertaining to the Corporation. The Executive Committee did not hold any formal meetings in 1995. Members of said Committee receive a fee of $300 for each meeting of the Committee they attend. Dr. Allan Fromme receives an annual fee of $12,000 as Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences. Mr. Robert Greenes receives an annual fee of $6,000 as Vice Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences.

     The members of the Compensation Committee of the Board of Directors are Messrs. Howard S. Modlin, Chairman, Robert Greenes, Gene Jankowski and Ms. Jean Firstenberg. The Compensation Committee reviews compensation and other benefits. The Compensation Committee had two (2) meetings in 1995. Members of said Committee receive a fee of $300 for each meeting of the Committee they attend and the Chairman receives an annual fee of $2,500.

     The members of the Audit Committee of the Board of Directors are Ms. Jean Firstenberg, Chairperson and Messrs. Steven Baruch, Robert Greenes and Howard S. Modlin. The Audit Committee reviews the audit function and material aspects thereof with the Corporation's independent auditors. Such Committee had two (2) meetings in 1995. Members of the Audit Committee receive a fee of $300 for each meeting which they attend and the Chairperson receives an annual fee of $2,500.

     The Board of Directors has not established a nominating or similar committee.

     On June 20, 1989, the Board of Directors established a Non-Employee Director Stock Option Plan covering a maximum of 15,000 shares for grant. Options are for a period of six years from the date of the grant, are granted at fair market value on the date of the grant, may be exercised at any time after one (1) year from the date of the grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 based on five or more years of service, another 500 based on ten or more years of service and an additional 1,000 based an twenty or more years of service. In accordance with the Plan, the Board granted 500, 2,500, 1,500 and 1,500 options respectively to Jean Firstenberg, Allan Fromme, Robert Greenes and Howard S. Modlin at the fair market price of $7.4375 per share on June 20, 1989 which, except for Mr. Greenes' option, expired June 19, 1995 and 500 options to Steven Baruch, Jean Firstenberg and Gene Jankowski at the fair market value of $9.6875 per share on May 19, 1995 which are currently outstanding. An additional 1,000 options were granted to Robert Greenes on June 10, 1991 at the fair market price on such date of $4.6875 per share. Mr. Greenes exercised such 1,000 options in June 1992 and the 1,500 options granted in 1989 in June 1995. An additional 1,000 options were granted to Howard S. Modlin as of April 24, 1995 at the fair market value of $8.625 per share on such date. Mr. Richard Brandt waived his right to receive 2,500 options upon his retirement as an employee.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Copies of those reports must also be furnished to the Corporation.

     Based solely on a review of the copies of reports furnished to the Corporation and the Corporation's monthly reporting compliance program, the Corporation believes that during the preceding year all filing requirements applicable to executive officers and directors were met except Messrs. Matthew Brandt and Thomas Brandt, Directors and Frank Daniels and Karl P. Hirschauer, Senior Vice Presidents, each filed a Form 5 year end report approximately one month late because they inadvertently failed to report the grant of an incentive stock option in August 1995 and expiration of another stock option in September 1995.

                  STOCKHOLDER PROPOSALS -- 1997 ANNUAL MEETING

     If any stockholder desires to submit a proposal for action at the 1997 annual meeting, such proposal must be received by the Secretary of the Corporation on or before December 23, 1996. Nominations for directors at the 1997 annual meeting by stockholders must be in accordance with Article 4(c) of the Corporation's By-Laws and received on or before February 20, 1997.

                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. Solicitation will be made by the Corporation's regular employees in the total approximate number of ten. Solicitation will be made by mail, telegram, telephone and in person.

                                          By Order of the Board of Directors

                                          ANGELA D. TOPPI
                                          Secretary

Dated: Norwalk, Connecticut
      April 22, 1996

                                                                       EXHIBIT A

                             1995 STOCK OPTION PLAN
                                       OF
                             TRANS-LUX CORPORATION

     1. Purpose. The purpose of this Plan is to enable the Corporation to attract and keep able and qualified officers, key executives and employees of the Corporation and its subsidiaries, as defined in
Section 425(f) of the Internal Revenue Code of 1986, as amended, by offering them an opportunity to participate in the growth and development of the Corporation through stock ownership, and to thereby provide additional incentive for them to promote the success of the business.

     2. Stock Subject to the Plan. The shares of stock to be offered pursuant to this Plan shall be shares of the Corporation's authorized Common Stock and/or Class A Stock (if a certificate of amendment to the Certificate of Incorporation is filed creating Class A Stock of the Corporation authorized at the May 18, 1995 Annual Meeting of Stockholders), and may be unissued shares or reacquired shares. The aggregate amount of stock which may be delivered upon exercise of all options granted under the Plan shall not be more than 50,000* shares. Shares subject to but not delivered under any option terminating or expiring for any reason prior to the exercise thereof by the optionee in full shall be deemed available for options thereafter granted during the continuance of the Plan. Options granted may be "Incentive Stock Options" or "Non-Statutory Stock Options".

     3. Administration of the Plan. The Board of Directors shall appoint a Compensation Committee (hereinafter called "Committee"), which shall consist of not less than three members who are not employees of the Corporation. Each member of the Committee, while serving as such, shall also be a member of the Board of Directors of the Corporation. Subject to the provisions of the Plan, the Committee shall have plenary authority in its sole discretion to determine the employees of the Corporation and its subsidiaries to whom options may be granted, the number and class of shares to be embraced in each of the options and the time or times at which options shall be granted, to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it; provided, however, that options shall be granted in accordance with the provisions of paragraphs 4 and 5 hereof. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and actions so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     4. Employees to Whom Options May be Granted. Options may be granted to such qualified officers, key executives and employees of the Corporation and of its subsidiaries who, in the opinion of the Committee, perform services of special importance to the management, operation and development of the business of the Corporation or any of its subsidiaries. The Committee shall determine those employees to be granted options and the number and class of shares to be subject to each option so granted, provided, however, that the option shall be granted only by resolution adopted by the Board of Directors of this Corporation if it is to an employee who is not subject to Section 16 of the Securities Exchange Act of 1934. Options granted to employees who are subject to said
Section 16 shall be granted by resolution of the Committee. Employees may receive more than one (1) option under the Plan, but the aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may exercise incentive stock options for the first time in any calendar year (under all such plans of the Corporation and its subsidiaries) shall not exceed $100,000.

- - ---------------

* 100,000 if the proposal is adopted at the 1996 Annual Meeting of Stockholders.

     5. Option Price. The purchase price of the Common Stock and/or Class A Stock under each option shall be determined by the Committee, but shall not be less than the fair market value of the stock at the time of granting of the option except that in the case of Non-Statutory Stock Options, the price may be such lesser price as determined by the Committee. Such fair market value shall be taken by the Committee as the average between the high and low sale price of the Common Stock and/or Class A Stock of the Corporation as quoted on a national securities exchange or other market on the date the option is granted, or, if there is no such sale on that date, then on the last previous day on which such a sale was reported. If the option holder owns more than 10% of the total combined voting power of the Corporation, the purchase price of Incentive Stock Options shall not be less than 110% of the fair market value on the date of grant.

     6. Term of Option. The term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof, except that if the option holder owns more than 10% of the total combined voting power of the Corporation and the option is an Incentive Stock Option, such period shall not exceed five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

     7. Exercise of Options. An option when and after it becomes exercisable may be exercised at any time, or from time to time during its term as to any part of or all of the shares which shall be optioned, provided, however, that:

          (a) an option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the option if the same is less than 100 shares);

          (b) the purchase price of the shares as to which an option shall be exercised shall be paid in full in cash and/or by delivery of shares of the same class of the Corporation valued at the closing price of such Common Stock and/or Class A Stock, as the case may be, on the American Stock Exchange or other market on the date of exercise thereof;

          (c) each option shall be subject to the following additional conditions precedent and restrictions thereon with respect to its exercise:

             (i) Each employee to whom an option is granted under the Plan must remain in the continuous employ of the Corporation or one of its subsidiaries for one year from the date the option is granted or such shorter period as permitted by the Committee before he or she shall have the right to exercise any part thereof. Thereafter all or any part of the shares covered by each option may be purchased at any time or from time to time during the option period, provided, however, that no option may be exercised unless the optionee is at the time of such exercise in the employ of the Corporation or one of its subsidiaries, and shall have been continuously so employed since the grant of his or her option, except as otherwise permitted in paragraph 8. Absence on leave, approved by the Committee, shall not be considered an interruption of employment for any purpose of the Plan.

             (ii) No option shall be transferable by a participant otherwise than by will or by the laws of descent and distribution and is exercisable during his or her lifetime only by the optionee.

             (iii) Neither this Plan nor the granting of any option hereunder shall be deemed to confer upon any optionee any right with respect to continuation of employment by the Corporation or any subsidiary, nor in any way interfere with or affect the right of the optionee or the Corporation's right to terminate his or her employment at any time.

             (iv) Each optionee shall agree that unless and until the shares are registered under the Securities Act of 1933, he or she will purchase the optioned shares for investment and not with any present intention to resell the shares.

8.  Limitations on Participation.

     (a) If an optionee shall cease to be employed by the Corporation or one of its subsidiaries for any reason (other than death or disability), he or she may, but only within the 90 days next succeeding such cessation of employment, exercise the option to the extent that he or she was entitled to exercise it at the date of such cessation, unless he or she was discharged for cause. If an optionee shall be discharged for cause, the option shall terminate on the date of such discharge and the optionee shall forfeit any and all rights which may have accrued prior thereto. The Committee's determination that an optionee was discharged for cause shall be final and absolute, and shall not be subject to question by the optionee or the Corporation. All options to the extent not exercisable on the date of cessation of employment shall be forfeited.

     (b) Retirement shall be deemed a cessation of employment within the meaning of this Plan.

     (c) In the event of death of an optionee while in the employ of the Corporation or any of its subsidiaries, the option theretofore granted to the optionee shall be exercisable only within nine (9) months next following the date of his or her death by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or the laws of descent and distribution, or within six (6) months after the date of the appointment of an administrator or executor of the estate of such optionee, whichever date shall sooner occur, and then only if and to the extent that he or she was entitled to exercise it at the date of death, provided, however, that the optionee shall be deemed to be so entitled even if such death shall have taken place prior to the expiration of one (1) year from the date of the granting of the option, anything in this Plan to the contrary notwithstanding, if the Committee so determines.

     (d) In the event that an optionee becomes permanently and totally disabled while in the employ of the Corporation or any of its subsidiaries, the optionee may, but only within one (1) year next succeeding the day of the commencement of such disability, exercise the option to the extent that he or she was entitled to exercise, but in no event after the expiration of the option. For this purpose, an optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An optionee shall not be considered to be permanently and totally disabled unless the optionee furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require. The Committee's determination of whether the optionee is permanently and totally disabled shall be final and absolute, and shall not be subject to question by the optionee, a representative of the optionee, or the Corporation.

     9. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock and Class A Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, or liquidations, the number and class of shares available under the Plan and the aggregate and the maximum number of shares as to which options may be granted to any employee shall be correspondingly adjusted by the Committee. No adjustment shall be made in the minimum number of shares which may be purchased at any time.

     10. Effectiveness of the Plan. The Plan shall become effective on such date as the Board of Directors shall determine, but only after:

          (a) The stockholders shall have approved the Plan by an affirmative vote of the majority of the outstanding shares of capital stock entitled to vote as a single class within twelve (12) months following the adoption of the Plan by the Board of Directors;

          (b) if not previously listed, the shares of the Common Stock and/or Class A Stock reserved for the Plan shall have been duly listed, upon official notice of issuance, upon the national exchange whereon they are traded and registered under the Securities Exchange Act of 1934, as amended; and

          (c) the Board of Directors shall have been advised by counsel that all applicable legal requirements have been complied with.

     11. Time of Granting Options. Whenever the Board of Directors or Committee shall designate a person for the receipt of an option, the Corporation shall forthwith send notice thereto to the designee. The date of such notice shall be the date of granting the option to such participant for all purposes of this Plan. The notice shall be in the form of a Grant approved by the Board of Directors of this Corporation.

     12. Amendments and Termination of the Plan. The Plan shall terminate on March 9, 2005, and an option shall not be granted under the Plan after that date. The Board of Directors without further approval of the stockholders, may at any time suspend or terminate the Plan or amend it from time to time in such respects as it may deem advisable in order that options granted hereunder as Incentive Stock Options shall be "Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code of 1986, or to conform to any change in applicable law or to regulations or rulings of administrative agencies, or may so amend it in any other respect not involving a substantial departure from the principles herein set forth; provided, however, that no amendment shall be effective without prior approval of a majority of the holders of the issued and outstanding shares of capital stock of the Corporation entitled to vote, which would: (a) except as specified in paragraph 9, increase the number of shares for which options may be granted under the Plan; (b) change the eligibility requirements for individuals entitled to receive options hereunder; (c) the manner of determining option prices; (d) the period during which options may be granted or exercised; or (e) the provisions relating to adjustments to be made in changes in capitalization. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option, adversely affect the holder's rights under such option.

     13. Restriction on Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares pursuant to any stock option agreement unless:

          (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration; and

          (b) the prior approval of such sale or issuance has been obtained from any State regulatory body having jurisdiction.

     14. Class A Stock. All references to Class A Stock herein are subject to filing of a certificate of amendment to the Certificate of Incorporation creating such Class A Stock of the Corporation authorized at the May 18, 1995 Annual Meeting of Stockholders. If such certificate of amendment is not filed, then the only shares of stock offered pursuant to this Plan shall be Common Stock.

                    (INCENTIVE) (NON-STATUTORY) STOCK OPTION

     GRANT made this           day of             , 19  , by TRANS-LUX
CORPORATION, a Delaware corporation having its office at 110 Richards Avenue, Norwalk, Connecticut (hereinafter called the "Corporation") to
            residing at                         (hereinafter called the
"Employee").

     WHEREAS, Corporation has heretofore adopted the TRANS-LUX CORPORATION 1995 STOCK OPTION PLAN for the benefit of its employees and the employees of its subsidiaries, which Plan has been approved by Corporation's stockholders; and

     WHEREAS, the said 1995 Stock Option Plan makes the granting of an option to Employee effective on the date hereof,

     FIRST: Subject to all of the provisions hereinafter set forth and the terms and provisions of the 1995 Stock Option Plan, Corporation grants to Employee the right and option (hereinafter called the "Option") to purchase all or any part
of an aggregate of             (          ) shares of the Stock* of Corporation
(such number being subject to adjustment as provided in paragraph SEVENTH hereof).

     SECOND: The purchase price of the shares of Corporation's
Stock* covered by the Option shall be             ($          ) per share.

     THIRD: The term of the Option shall be for a period of ten (10)** years from the date hereof subject to earlier termination as provided in paragraphs FIFTH and SIXTH hereof. The Option may be exercised at any time, or from time to time, during its term, as to any part or all of the shares covered by the Option provided, however, that an Option may not be exercised as to less than one hundred (100) shares at any time (or the remaining shares then purchasable under the Option if the same is less than one hundred (100) shares), and further provided that except as otherwise provided in paragraph SIXTH hereof, Employee, at the time of exercise of the Option, shall have been continuously employed by Corporation, or one of its subsidiaries, for a period of one (1) year from the date hereof. (Absence on leave approved by or on behalf of the employing corporation, shall not be considered an interruption of employment for the purpose hereof.)

     The holder of the Option shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that any such shares shall be actually delivered upon the due exercise of the Option. The Option may not be exercised unless at the date of exercise a registration statement under the Securities Exchange Act of 1934, as amended, relating to the shares covered by the Option, shall be in effect, and such shares shall have been duly listed, upon official notice of issuance, upon the national exchange wherein they are traded.

     FOURTH: The Option herein granted may not be assigned, transferred, pledged or hypothecated in any way, shall not be subject to execution, attachment or similar process and shall not be transferable or assignable by operation of law except that the Option shall be assignable or transferable under and pursuant to the last will and testament of Employee or the laws of descent and distribution. The Option may be exercised during the lifetime of the Employee only by Employee. The granting of the Option herein granted to Employee shall not in any way be deemed to confer upon Employee any right to continuation of employment by the Corporation, or any subsidiary of Corporation nor shall it in any way interfere or affect the right of Corporation or any subsidiary of Corporation who shall be the employer of Employee, to terminate Employee's employment hereunder.

     FIFTH: If Employee shall cease to be employed by Corporation or one of its subsidiaries for any reason other than death, disability or discharge for cause, Employee may, but only within 90 days next succeeding such cessation of employment, exercise the Option herein granted to the extent that Employee shall be entitled to exercise it at the date of such cessation of employment. If Employee shall be discharged for cause, the Option herein granted shall terminate on the date of such discharge and Employee shall forthwith forfeit any and all rights which may have accrued prior thereto. Any determination by or on behalf of the employing

- - ---------------

* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if a certificate of amendment to the Corporation's Certificate of Incorporation creating such Class A Stock is not filed.

** Five (5) years if the Employee owns more than ten percent (10%) of the total combined voting power of the Corporation and the Option is an Incentive Stock Option.

corporation of Employee that Employee was discharged for cause shall be final and absolute and shall not be subject to any question by Employee.

     SIXTH: (a) In the event of the death of Employee while in the employ of Corporation or any of its subsidiaries, the Option herein granted shall be exercisable only within nine (9) months next following the date of Employee's death by the person or persons to whom the rights under the Option shall pass by the Employee's will or by the laws of descent and distribution or within six (6) months after the date of the appointment of an administrator or executor of the estate of the Employee, whichever date shall sooner occur, and then only if and to the extent that Employee was entitled to exercise the Option at the date of death; provided, however, that anything hereinbefore contained to the contrary notwithstanding, the Employee shall be deemed, in the sole and absolute discretion of the Compensation Committee of the Board of Directors of the Corporation, to be so entitled to exercise the Option herein granted in such number of shares, if any, as the Compensation Committee of the Board of Directors of the Corporation determines in its sole and absolute discretion, even if death shall take place prior to the expiration of one (1) year from the date hereof.

     (b) In the event that Employee becomes permanently and totally disabled while in the employ of the Corporation or one of its subsidiaries the Employee may, but only within one (1) year next succeeding the day of the commencement of such disability, exercise the Option to the extent Employee is entitled to exercise, but in no event after the expiration of the Option. For this purpose, Employee shall be considered permanently and totally disabled if Employee is unable to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Employee shall not be considered to be permanently and totally disabled unless Employee furnishes proof of the existence thereof in such form and manner and at such times as the Compensation Committee of the Board of Directors may require. The Compensation Committee's determination of whether Employee is permanently and totally disabled shall be final and absolute and shall not be questioned by the Employee, a representative of the Employee or the Corporation.

     SEVENTH: If all or any portion of the Option shall be exercised subsequent to any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation occurring after the date hereof, as a result of which shares of any class shall
be issued in respect of outstanding shares           of Stock*, or shares of
          Stock* shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the
aggregate number and class of shares which, if shares of           Stock* (as
authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in paragraph SECOND hereof) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such purchase and all stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, or liquidations; provided, however, that no fractional share will be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. No adjustment shall be made in the minimum number of shares which may be purchased at any one time.

     EIGHTH: The granting of this Option is subject to Employee's agreement that unless the shares are registered under the Securities Act of 1933, as amended, Employee or any successor to Employee will purchase the shares which are the subject hereof for investment and not with any present intention to resell the same, and to Employee's further agreement that Employee or such successor will confirm such intention by an appropriate certificate at the time of exercising the Option, the form of such certificate to be in the form determined by counsel for the Corporation at the time of any purchase of shares pursuant to the Option herein

- - ---------------

* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if a certificate of amendment to the Corporation's Certificate of Incorporation creating such Class A Stock is not filed.

granted, and no shares will be issued pursuant to the Option unless and until such appropriate certificate shall be executed, signed and delivered by the Employee or any successor.

     NINTH: The Option may be exercised by giving written notice of such exercise to the Corporation, at 110 Richards Avenue, Norwalk, Connecticut 06856-5090 or such other address as designated by the Corporation. Such notice shall state an intention to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person or persons exercising the Option. Such notice shall either:

          (a) be accompanied by the full purchase price of such shares, which
     payment shall be the cash and/or delivery of           Stock* of
     Corporation valued at the closing price of such           Stock* on the
     American Stock Exchange or other market on the date of exercise, in which event the Corporation shall deliver a certificate or certificates representing such shares as soon as practicable after the notice is received; or

          (b) fix a date (not less than 10 nor more than 15 business days from the date such notice shall be received by the Corporation) for the payment of the full purchase price of such shares, at the office of the Corporation, or designate in writing, against delivery of a certificate or certificates representing such shares.

     The certificate or certificates for the shares as to which the Option shall have been exercised, shall be registered in the name of the person or persons exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event that the Option shall be exercised by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option, which proof shall be to the satisfaction of counsel to the Corporation.

     TENTH: As used herein, the terms "subsidiary" or "subsidiaries" shall mean any present or future corporation which would be a "subsidiary corporation" of the Corporation as that term is defined in Section 425(f) of the Internal Revenue Code of 1986 as now or hereafter amended.

     ELEVENTH: This agreement contains the sole and entire Option Grant and may not be changed, varied, amended or modified except by an instrument in writing duly executed by the Corporation.

     TWELFTH: The appropriate Federal or State Courts of, or located in, the State in which the Corporation has its principal executive offices shall have exclusive jurisdiction of all disputes arising under this Agreement.

     IN WITNESS WHEREOF, the Corporation has caused this Option Grant to be duly executed by its officer thereunto duly authorized on the day and year first above written.

                                          TRANS-LUX CORPORATION
                                          By

Accepted and Agreed to

Employee

- - ---------------

* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if a certificate of amendment to the Corporation's Certificate of Incorporation creating such Class A Stock is not filed.

                                   TRANS-LUX
                                  CORPORATION

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                 JUNE 20, 1996
                              NORWALK, CONNECTICUT

PROXY

                             TRANS-LUX CORPORATION

     CLASS B STOCK PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JUNE 20, 1996
                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on June 20, 1996, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

Directors recommend vote FOR Items 1, 2 and 3.

Item 1         / / FOR         / / NOT FOR                       Class B Stock Designees -- Election of Matthew Brandt and Howard
                                                                 S.
                                                                 Modlin as directors for a three year term, and until their successors are elected and shall have qualified.

       Authority is withheld with respect to the following nominee:

      ---------------------------------------------------------

Item 2         / / FOR         / / AGAINST       / / ABSTAIN     The proposal to increase the 1995 Stock Option Plan by 50,000 shares.
Item 3         / / FOR         / / AGAINST       / / ABSTAIN     Recommended retention of Deloitte & Touche LLP as the independent auditors for the Corporation for the ensuing year.

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" ITEMS 2 AND 3. ONLY CLASS B STOCKHOLDERS MAY VOTE FOR THE CLASS B DESIGNEES.

                  (Continued and to be signed on other side.)

    A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

    IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated April 22, 1996.

                                                 Dated:                   , 1996

                                           -------------------------------(L.S.)
                                              Stockholder(s) Signature

                                           -------------------------------(L.S.)

                                                 NOTE: This proxy properly
                                                 filled in, dated and signed,
                                                 should be returned immediately
                                                 in the enclosed postpaid
                                                 envelope to TRANS-LUX
                                                 CORPORATION, 110 Richards
                                                 Avenue, Norwalk, Connecticut
                                                 06856-5090. If the signer is a
                                                 corporation, sign in full the
                                                 corporate name by a duly
                                                 authorized officer. If signing
                                                 as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your full
                                                 title as such.

                             TRANS-LUX CORPORATION
PROXY

     COMMON STOCK PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- JUNE 20, 1996

                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on June 20, 1996, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

Directors recommend vote FOR Items 1, 2 and 3.

Item 1         / / FOR         / / NOT FOR                       Common Stock Designee -- Election of Robert Greenes to serve as director for a three year term and until his successor is elected and shall have qualified.
Item 2         / / FOR         / / AGAINST       / / ABSTAIN     The proposal to increase the 1995 Stock Option Plan by 50,000 shares.
Item 3         / / FOR         / / AGAINST       / / ABSTAIN     Recommended retention of Deloitte & Touche LLP as the independent auditors for the Corporation for the ensuing year.

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR AND "FOR" ITEMS 2 AND 3. ONLY COMMON STOCKHOLDERS MAY VOTE FOR THE COMMON STOCK DESIGNEE.

                  (Continued and to be signed on other side.)

    A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

    IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated April 22, 1996.

                                                 Dated:                   , 1996

                                           -------------------------------(L.S.)
                                               Stockholder(s) Signature

                                           -------------------------------(L.S.)

                                                 NOTE: This proxy properly
                                                 filled in, dated and signed,
                                                 should be returned immediately
                                                 in the enclosed postpaid
                                                 envelope to TRANS-LUX
                                                 CORPORATION, 110 Richards
                                                 Avenue, Norwalk, Connecticut
                                                 06856-5090. If the signer is a
                                                 corporation, sign in full the
                                                 corporate name by a duly
                                                 authorized officer. If signing
                                                 as attorney, executor,
                                                 administrator, trustee or
                                                 guardian, please give your full
                                                 title as such.